UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2016

b. Riley Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21860 Burbank Boulevard, Suite 300 South Woodland Hills, CA 91367 (Address of principal executive offices)

Registrant’s telephone number, including area code:   (818) 884-3737

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 1, 2016, pursuant to the Agreement and Plan of Merger, dated as of May 4, 2016 (the “Merger Agreement”), by and among B. Riley Financial, Inc., a Delaware corporation (the “Company”), Unify Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and United Online, Inc., a Delaware corporation (“United”), Merger Sub merged with and into United with United continuing as the surviving corporation as a wholly-owned subsidiary of the Company (the “Merger”).

Pursuant to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger, each outstanding share of United common stock, par value $0.0001 per share (“United Common Stock”), excluding treasury shares, shares held by the Company or its subsidiaries (other than shares held for the benefit of customers or other third parties in the ordinary course of business, including shares held by investment funds) and dissenting shares, was converted into the right to receive $11.00 in cash (the “Per Share Merger Consideration”).

In addition, each outstanding option to acquire United Common Stock, whether vested or unvested, was, automatically and without any required action on the part of the holder thereof, cancelled and entitled the holder of such option to receive an amount in cash, less applicable tax withholdings, equal to the product of (i) the number of shares of United Common Stock underlying such option and (ii) the excess, if any, of the Per Share Merger Consideration over the exercise price per share of such option. Each outstanding award of restricted stock units (each, a “United RSU Award”) whether vested or unvested, was, automatically and without any required action on the part of the holder thereof, cancelled and converted into the right to receive (without interest) an amount in cash less applicable tax withholdings, equal to the product of (a) the Per Share Merger Consideration, and (b) the number of shares of United Common Stock underlying such United RSU Award immediately prior to the effective time of the Merger.

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The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 6, 2016, which is incorporated by reference as Exhibit 2.1 hereto and is incorporated by reference into this Item 2.01.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Company intends to file the financial statements of the business acquired under cover of Form 8-K/A no later than 71 calendar days after the date this Report is required to be filed.

(b) Pro Forma Financial Information.

The Company intends to file pro forma financial information under cover of Form 8-K/A not later than 71 calendar days after the date that this Report is required to be filed.

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(c) Press Release

On July 1, 2016, the Company issued a press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits

See Exhibit Index.

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SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2016

B. Riley Financial, Inc.

By:	/s/ Phillip J. Ahn
Name:	Phillip J. Ahn
Title:	Chief Financial Officer and Chief Operating Officer

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of May 4, 2016, by and among B. Riley Financial, Inc., Unify Merger Sub, Inc. and United Online, Inc. (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 6, 2016 and incorporated herein by reference).
99.1	Press Release, dated July 1, 2016.

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